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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2006


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Georgia                  000-28704               88-0429044
             -------                 -----------              ----------
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)

 35193 Avenue "A", Suite-C, Yucaipa, California                 92399
 ----------------------------------------------                 -----
    (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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1.01    Entry into a Material Definitive Agreement

        As of November 16, 2006, Ingen Technologies, Inc. has secured all the signatures for the transfer of intellectual property rights for OxyView(TM). Contracts titled "Technology And Patent Pending Purchase & Sale Agreement" have been executed between Ingen Technologies, Inc. and the grantors, Richard Campbell and Francis McDermott. All technology and rights to patents pending in the United States, Japan, Peoples' Republic of China and the European Communities are involved. Consideration for these agreements is the issuance of common stock (Campbell), a common stock option (McDermott) and a royalty of 4% of gross revenues (McDermott). In addition, the company and Mr. McDermott have entered into an Addendum to Patent Rights Purchase & Sale Agreement. The Addendum modifies the original Patent Rights Purchase and Sale Agreement by changing the royalty provision from 4% of gross profits to 4% of gross revenues. All of these agreements are included as exhibits hereto.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 2006           Ingen Technologies, Inc.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer and Chairman



TABLE OF EXHIBITS
(All Exhibits have been properly signed by the parties.
Original agreements are filed in our offices)


      EXHIBIT NO.             DESCRIPTION

         99.1 Technology And Patent Pending Purchase and Sale Agreement between Ingen Technologies, Inc. and Richard Campbell, grantor, dated November 7, 2006.*

         99.2 Technology And Patent Pending Purchase and Sale Agreement between Ingen Technologies, Inc. and Francis McDermott, grantor, dated November 7, 2006.*

         99.3 Addendum to Patent Rights Purchase and Sale Agreement between Ingen Technologies, Inc. and Francis McDermott, grantor, dated November 7, 2006.*

         99.4 Patent Rights Purchase and Sale Agreement between Ingen Technologies, Inc. and Francis McDermott, grantor, dated July 11, 2005 incorporated by this reference as filed in the registrant's Form 10-KSB for the fiscal year ending May 31, 2005.


* filed herewith